EXHIBIT 99.1

AGREEMENT FOR THE PURCHASE OF COMMON STOCK

This AGREEMENT FOR THE PURCHASE OF COMMON STOCK (this “Agreement”) is made as of this 18th day of November, 2014, by, between and among ROMANAS BAGDONAS (hereinafter referred to as (“BAGDONAS” or the “Seller), and LAXMI PRASAD, an individual(the “Purchaser”), setting forth the terms and conditions upon which the Seller will sell Four Million (4,000,000) shares of the common stock (the “Shares”) of INTERUPS INC., a Nevada corporation (“ITUP” or the “Company”) personally owned by the Seller, to the Purchaser. The Seller and the Purchaser may be referred to herein singularly as a “Party” and collectively, as the “Parties.”

RECITALS

WHEREAS the Parties have appointed Law Offices of Jody M. Walker, Esq. to act as the Escrow Agent (“Escrow Agent”) for the Parties; and

WHEREAS the Escrow Agent has received from the Seller and is holding on the Seller’s behalf the original certificate or certificates representing the Shares (the “Certificate(s)”) and the Assignment Documents (as defined herein) to be delivered by the Seller under this Agreement;

WHEREAS the Escrow Agent has received from the Purchaser the full Purchase Price, as defined below; and

WHEREAS the Escrow Agent will hold and disburse the Purchase Price, the Certificates representing the Shares and the other Documents in accordance with this Stock Purchase Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and of the mutual promises, covenants and representations contained herein, the Parties hereby agree as follows:

ARTICLE I

SALE OF SECURITIES

1.01 Sale. Subject to the terms and conditions of this Agreement, the Seller agrees to sell the Shares, and the Purchaser shall purchase the 4,000,000 Shares, for a total of Three Hundred Forty Seven Thousand One Hundred Dollars (U.S.) ($347,100) (the “Purchase Price”). This is a private transaction between the Seller and the Purchaser.

1.02 Deposit of Purchase Price. The Purchaser has previously deposited with the Escrow Agent an aggregate amount equal to the Purchase Price (the “Funds”) by wire transfer of immediately available funds to the Escrow Agent. Escrow Agent has agreed to hold and release the Purchase Price from the Escrow Agent’s Attorney Trust Account (the “Escrow Account”) in accordance with this Agreement and the Escrow Agreement.

1.03 Deposit of Certificates and Documents. The Seller has previously deposited with the Escrow Agent the Certificate(s), together with stock powers duly signed by the Seller and with signature medallion guarantee or other signature acceptable to the Company’s transfer agent affixed thereto (the “Assignment Documents”), the corporate documents listed in Sections 2.12 and the other documents listed in Section 3.02 (the “Delivered Documents”). Pursuant to the Escrow Agreement, the Escrow Agent has agreed to hold the Certificates, the Assignment Documents and the Delivered Documents in escrow for the purposes set forth in this Agreement and in the Escrow Agreement.

1.04 Escrow. The Parties agree that the Purchase Price, the Certificates and the Assignment Documents shall remain in escrow with the Escrow Agent until the Closing (as defined below).

1.05 Timing of Closing. The closing of the purchase and sale of the Shares will take place on or before the close of business on Tuesday, November 18, 2014, subject to the terms and conditions herein, including the satisfaction or waiver (by the appropriate Party) of all conditions to Closing set forth in this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

The Seller and ITUP, jointly and severally, represent and warrant to the Purchaser as of the date hereof and at the Closing the following (for purposes of this Agreement, the phrases “knowledge of the Seller” or the “Seller’s knowledge,” or words of similar import, mean the knowledge of the Seller and the directors and officers of the Company, including facts of which the directors and officers, in the reasonably prudent exercise of their duties, should be aware)::

2.01 Organization; ITUP is a Nevada corporation duly organized, validly existing, and in good standing under the laws of that state, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in the state of Nevada and elsewhere, as required. ITUP is a reporting company with the Securities and Exchange Commission (the “SEC”) pursuant to Section 15(d) of the Securities Exchange Act of 1934; and ITUP’s common stock is now, and as of the Closing will be, included for quotation on the OTCBB, with the symbol ITUP. ITUP’s common stock is now, and as of Closing will be, DTC-eligible with no “DTC chills” or other impediments to the transferability of the registered shares. The Company has filed with the SEC pursuant to EDGAR true, complete and correct copies of the Articles of Incorporation and Bylaws of the Company. Such Articles of Incorporation and Bylaws as so filed are collectively referred to as the “Charter Documents.” All actions taken by the incorporators, directors and/or shareholders of ITUP have been valid and in accordance with the laws of the state of Nevada. The Company is not in violation of any Charter Documents. The Delivered Documents are correct and complete in all material respects.

2.02 Capital. The authorized capital stock of ITUP consists of 75,000,000 shares of Common Stock, $0.001 par value, of which 6,900,000 shares of Common Stock are issued and outstanding. ITUP has no shares of preferred shares authorized. The 4,000,000 Shares being sold by Seller represent approximately 57.4% of ITUP’s total issued and outstanding shares of Common Stock. All outstanding shares are fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At the Closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ITUP to issue or to transfer from treasury any additional shares of its capital stock. None of the outstanding shares of ITUP are subject to any stock restriction agreements. There are approximately 31 shareholders of record of ITUP. All of such shareholders have valid title to such Shares; and all shareholders, except the Seller, purchased their shares pursuant to a registration statement on Form S-1, which was declared effective by the SEC on March 25, 2013.

2.03 Financial Statements. ITUP’s financial statements filed with the SEC (the “Financial Statements”) fairly present the financial condition and operating results of ITUP as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, and as set forth in Paragraph 2.05, ITUP has no material liabilities (contingent or otherwise). ITUP is not a guarantor or indemnitor of any indebtedness of any other person, firm, corporation or other entity. ITUP is a “shell company,” as that term is defined in the rules and regulations promulgated by the SEC (the “SEC Rules”) under the Securities Act of 1933, as amended (the “1933 Act”) and the Securities Exchange Act of 1934, as amended (the “1934 Act”). ITUP is not a “blank check company,” as that term is defined in the SEC Rules.

2.04 Filings with Government Agencies. ITUP has filed a registration statement that has been declared effective under the 1933 Act and files annual and quarterly reports required pursuant to Section 13 of the 1934 Act pursuant to Section 15(d) of the Act. ITUP has made all required filings with the SEC, the State of Nevada and any other government agency, the filing of which was due at or prior to the Closing, and the Company is current in its filings and reporting with the SEC and to the State of Nevada. ITUP’s Annual Report on Form 10-K for the fiscal year ending May 31, 2014 was filed with the SEC on August 21, 2014. ITUP’s Quarterly Report on Form 10-Q for the quarter ended August 31, 2014 was filed with the SEC on October 9, 2014 and ITUP has filed all other reports required under the 1934 Act. Upon the sale of the Shares by the Seller and the resignation of BAGDONAS from all director and management positions with the Company, the Seller will have no further responsibility for filing any documents on behalf of the Company with the SEC, including any Current Reports on Form 8-K, and/or any other documents on behalf of the Company with any other government agency that may be required after the Closing.

2.05 Liabilities. It is understood and agreed that the purchase of the Shares is predicated on ITUP not having any liabilities as of the Closing. ITUP shall not, as of Closing, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise that will not be paid at Closing. Without limiting the foregoing, at or before the Closing, the Seller will cancel any indebtedness owed to the Seller by ITUP as of the Closing, which amount was $12,537 as of August 31, 2014. Seller is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving the ITUP or its Shares. To the knowledge of the Seller, there is no dispute of any kind between ITUP and any third party, and no such dispute will exist at the Closing of this transaction and at Closing, except as set forth herein, ITUP will be free from any and all liabilities, liens and claims.

2.06 Tax Returns. ITUP has filed all required Federal and state tax returns to date. ITUP has filed its Federal tax return for the fiscal year ended May 31, 2014, and will provide the proof of having filed such tax return as one of the Delivered Documents at Closing. ITUP has never been profitable; and as of Closing, there shall be no taxes of any kind, Federal, state or local, due or owing by ITUP. The Seller will ensure that the Company has all documents and information in its possession or under its control necessary or appropriate for the Company to make any required tax filings.

2.07 Ability to Carry Out Obligations. The Seller has the right, power, and authority to enter into, and perform his obligations under this Agreement. The execution and delivery of this Agreement by the Seller and ITUP and the performance by the Seller of his obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which ITUP its sole officer and director, or the Seller are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause ITUP (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of ITUP or upon the shares of ITUP to be acquired by the Purchaser.

2.8 Contracts, Leases and Assets. Except as set forth in its SEC filings, ITUP is not a party to any contract, agreement or lease. No person holds a power of attorney from ITUP or the Seller. At the Closing, ITUP and the Seller will cancel their lease, and ITUP will have no liabilities or any obligations which would give rise to a liability to the Seller for lease obligations in the future.

2.9 Compliance with Laws. ITUP has complied in all material respects, with, and is not in violation of any, applicable federal, state, or local statute, law, and/or regulation. ITUP has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities. At the time that ITUP issued the Shares to the Seller, ITUP was entitled to use the exemption from registration provided by the 1933 Act relative to the sale of its Shares and the offer and sale of the Shares were exempt from registration or qualification under state law, and the Company filed all documents and paid all fees required in connection therewith. The Shares being sold herein are being sold in a private transaction between the Seller and the Purchaser exempt from registration under the 1933 Act.

2.10 Litigation. ITUP is not a party to any suit, action, arbitration, or legal administrative or other proceeding, or pending governmental investigation. To the knowledge of the Seller, there is no basis for any such action or proceeding and no such action or proceeding is threatened against ITUP. ITUP is not a party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

2.11 Conduct of Business. Prior to the Closing, ITUP shall conduct its business in the normal course, and shall not (without the prior written approval of the Purchaser) (i) sell, pledge, or assign any assets, (ii) amend its Charter Documents, (iii) declare dividends, redeem or sell stock or other securities (iv) incur any liabilities, except in the normal course of business, (v) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (vi) enter into any other transaction.

2.12 Corporate Documents. Each of the following documents, which shall be true, complete and correct in all material respects, will be delivered to the Purchaser at the Closing:

(i)	Articles of Incorporation and all amendments thereto;

(ii)	Bylaws and all amendments thereto;

(iii)	Minutes and Consents of Shareholders;

(iv)	Minutes and Consents of the board of directors;

(v)	List of officers and directors;

(vi)	Certificate of Good Standing from the Secretary of State of Nevada dated within two days of the date of the Closing;

(vii)	Current Certified Shareholder list from the Transfer Agent;

(viii)	All books and records of ITUP, including, without limitation, all accounting records, tax returns and agreements; and

(ix)	EDGAR filing codes and passwords.

2.13 Closing Documents. All Delivered Documents, including minutes, consents or other documents pertaining to ITUP to be delivered at the Closing, shall be valid and in accordance with the laws of Nevada.

2.14 Title. The Seller has good and marketable title to all of the Shares being sold by them to the Purchaser pursuant to this Agreement. The Shares will be, at the Closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares. Except as provided in this Agreement, the Seller is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the Shares by Purchaser, impair, restrict or delay voting rights with respect to the Shares.

2.15 Transfer of Shares. The Seller will have the responsibility for delivery by the Escrow Agent at Closing of all Certificates and Assignment Documents to John B. Lowy PC, as agent for the Purchaser. Upon such delivery, the Purchaser shall be responsible for the completion of registration of transfer thereof to the Purchaser.. The Purchaser shall be responsible for all costs of the transfer agent directly attributable to effecting such registration of transfer.

2.16 Representations. All of Seller’s and ITUP’s warranties and representations made in this Agreement shall be true as of the Closing, shall survive the Closing and from and after the Closing shall be representations and warranties of the Seller on the behalf of the Seller and the Company. The Seller waives any right of indemnification, contribution or other similar right against the Company with respect to any such representations or warranties.

ARTICLE III

CLOSING

3.01 Closing for the Purchase of Common Stock. The closing (the “Closing”) of the purchase and sale of the Shares will occur when all of the documents and consideration described in Paragraphs 2.12 above and in 3.02 below, have been delivered through the Escrow Agent or other arrangements have been made and agreed to by the Parties. Notwithstanding the foregoing, prior to the Closing, this Agreement can be terminated in the event of any material breach by either Party.

3.02 Documents and Payments Deposited in Escrow. In preparation for the Closing, the Delivered Documents listed in 2.12 of this Agreement, as well as the following Delivered Documents, in form reasonably acceptable to counsel to the Purchaser, shall have been delivered to the Escrow Agent for deposit in escrow at least 48 hours prior to the Closing:

(a) By the Seller:

(i)	the Certificate(s) and the Assignment Documents, endorsed in the name or names as designated by Purchaser or left blank;

(ii)	a transfer instruction from the Seller and the Company to the Company’s transfer agent instructing transfer of the Shares to the Purchaser or its designee;

(iii)	the resignation of the sole officer of ITUP;

(iv)	the resignation of the sole director of ITUP and the appointment of new Director(s) as designated by the Purchasers;

(v)	all of the business and corporate records of ITUP, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings or consents, financial statements, shareholder listings, stock transfer records, agreements and contracts that exist, FINRA and SEC correspondence and filings for or on behalf of ITUP, EDGAR filing codes;

(vi)	Copy of the Company’s Audited Financial Statements for the fiscal year ended May 31, 2014;

(vii)	Copy of the Company’s Tax Return for the fiscal year ended May 31, 2014;

(viii)	Seller’s agreement to acquire all of the Company’s pre-Closing assets and business, and to assume all of the Company’s pre-Closing liabilities, and to indemnify the Company and the Purchaser from and against any of the Company’s pre-Closing liabilities; and

(ix)	Such other documents and electronic versions thereof of the Company as may be reasonably required by Purchaser.

(b) By Purchaser:

(i)	wire transfer to the Escrow Account of the Purchase Price for the Shares, receipt of which is hereby acknowledged.

3.03 Deliveries at Closing. At the Closing, the Escrow Agent will deliver:

(a) to or for the benefit of the Purchaser:

(i) the Certificates, the Assignment Documents and the Delivered Documents as follows:

(A) to John B. Lowy PC, as agent for the Purchaser, with appropriate instructions to transfer and deliver to the Purchaser (or its designee) the Shares, the Certificates and the Assignment Documents and

(B) to John B. Lowy PC, as agent for the Purchaser, the Delivered Documents and any other corporate or other documents listed in paragraphs 2.12 or 3.02; and

(b) to or for the benefit of the Seller, any previously unpaid portion of the Purchase Price.

The foregoing deliveries to or for the benefit of the Purchaser shall be made by courier. The Purchase Price shall be delivered from escrow as directed by the Seller.

3.04 Conditions to Closing. The obligation of the respective Parties (with the Seller and the Company being one Party for purposes of this Section 3.04) to Close the purchase and sale of the Shares is subject to the satisfaction or waiver, at or before the date of Closing, of the following conditions and deliveries:

(a) All of the representations and warranties of the respective Party contained in this Agreement shall be true, correct and complete on and as of the Closing with the same effect as though such representations and warranties had been made on and as of such date; all of the terms, covenants, agreements and conditions of this Agreement to be complied with, performed or satisfied by the of the respective Party at or before the Closing shall have been duly complied with, performed or satisfied.

(b) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or provision challenging the purchase and sale of the Shares or the Purchaser’s ownership thereof, or limiting or restricting the conduct or operation of the business of the Company following the Closing shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending. There shall be no action, suit, claim or proceeding of any nature pending or threatened against the Purchaser or the Company, their respective properties or any of their officers or directors, that could materially and adversely affect the business, assets, liabilities, financial condition, results of operations or prospects of the Company.

(c) There shall have been no material adverse changes in the business, operations, affairs, prospects, properties, assets, existing and potential liabilities, obligations, profits or condition (financial or otherwise) of the Company the date of the balance sheet in the Company’s most recently filed Annual Report on Form 10-K.

(d) All necessary consents of, and filings with, any governmental authority or agency or third party, relating to the consummation by the Parties of the transactions contemplated hereby shall have been obtained and made.

(e) Purchaser’s agent identified in Section 3.03 shall have reviewed all Certificates, Assignment Documents and other Delivered Documents and confirmed to the Escrow Agent such documents and instruments are in good order.

(f) Seller shall have acquired all of the Company’s pre-Closing assets and business, and assumed all of the Company’s pre-Closing liabilities, and indemnified the Company and the Purchaser from and against any of the Company’s pre-Closing liabilities.

ARTICLE IV

INVESTMENT INTENT:

The Purchaser represents warrants and represents to the Seller the following:

4.01 Transfer Restrictions. The Purchaser agrees that the Shares being acquired pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration only pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act.

4.02 Investment Intent. The Purchaser is acquiring the Shares for its own account for investment, and not with a view toward distribution thereof.

4.03 No Advertisement. The Purchaser acknowledges that the Shares have been offered to them in direct communication between them and Seller, and not through any advertisement of any kind.

4.04 Knowledge and Experience. The Purchaser acknowledges that it has its own legal and financial counsel to assist them in evaluating this purchase. The Purchaser acknowledges that it has sufficient business and financial experience, and knowledge concerning the affairs and conditions of ITUP so that it can make a reasoned decision as to this purchase of the Shares and is capable of evaluating the merits and risks of this purchase.

4.05 Restrictions on Transferability. The Purchaser is aware of the restrictions of transferability of the Shares and further understands that the certificates will bear a legend similar to the following:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTION 4(a)(2) AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

4.06 Future Business of ITUP. The Purchaser represents that after the Closing of this transaction, the Purchaser intends that ITUP will acquire additional assets and/or businesses.

4.07 Anti-Money Laundering, Anti-Corruption and Anti-Terrorism Laws. The Purchaser confirms that the funds representing the Purchase Price will not represent proceeds of crime for the purpose of any applicable anti-money laundering or anti-terrorist legislation or regulation; and the Purchaser is in compliance with, and have not previously violated, the USA Patriot Act of 2001, as amended through the date of this Agreement, to the extent applicable to the Purchaser and all other applicable anti-money laundering, anti-corruption and anti-terrorism laws and regulations.

4.09 Representations. All of Purchaser’s warranties and representations shall be true as of the Closing, and all such representations shall survive the Closing.

ARTICLE V

REMEDIES

5.01 Arbitration. Any controversy of claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in New York, in accordance with the Rules of the U.S. Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

5.02 Termination. In addition to any other remedies, the Purchaser may terminate this Agreement, if at the Closing, the Seller has failed to comply with all material terms of this Agreement, has failed to supply any documents required by this Agreement unless they do not exist, or has failed to disclose any material facts which could have a substantial effect on any part of this transaction.

5.03 Indemnification. From and after the Closing, each Party (in the case of the Seller on behalf of the Seller and the Company for pre-Closing matters, jointly and severally), agrees to indemnify the other against all actual losses, damages and expenses caused by (i) any material breach of this Agreement by them or any material misrepresentation contained herein, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

5.04 Indemnification Non-Exclusive. The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

ARTICLE VI

MISCELLANEOUS

6.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

6.02 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

6.03 Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

6.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

6.05 Entire Agreement. This Agreement, including any and all attachments hereto, if any, contain the entire Agreement and understanding between the parties hereto, and supersede all prior agreements and understandings.

6.06 Partial Invalidity. In the event that any condition, covenant, or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of the Agreement. If such condition, covenant, or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

6.07 Significant Changes The Seller understands and agrees that significant changes may be made in the capitalization and/or stock ownership of ITUP, which changes could involve a reverse stock split and/or the issuance of significant additional shares, thus possibly having a negative effect on the percentage of ownership and/or number of shares owned by present shareholders of ITUP common stock.

6.08 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

6.09 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or on the second day if faxed, and properly addressed or faxed as follows:

If to the Seller:

Romanas Bagdonas

___________________

___________________

___________________

Email: ____________

If to the Purchaser:

c/oLaxmi Prasad

645 Fifth Avenue, Suite 400

New York, NY 10022

Email: laxmi.prasad@siriworld.com

6.10 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

6.11 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, and in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing.

6.12 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further pre-Closing and post-Closing actions as may be necessary or convenient to effect the transaction described herein.

6.13 Governing Law. This Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the laws of the State of Nevada (regardless of its conflict of laws principles), including all matters of construction, validity, performance and enforcement and without giving effect to the principles of conflict of laws.

6.14 Exclusive Jurisdiction and Venue. Subject to Section 5.01, the Parties agree that the Courts of the State of New York shall have sole and exclusive jurisdiction and venue for the entry of any arbitration award or the resolution of any other disputes arising under the terms of this Agreement and the transactions contemplated herein.

6.15 Attorneys Fees. In the event any Party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such breach of an covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys’ fees, as may be fixed by the court.

IN WITNESS WHEREOF, this Agreement for the Purchase of Common Stock has been duly executed by the Parties hereto as of the date first written above.

SELLER: ROMANAS BAGDONAS		PURCHASER: LAXMI PRASAD

/S/		/S/

COMPANY: INTERUPS INC.

By:	/S/
Romanas Bagdonas, CEO